UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2006

SUPERVALU INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5418	41-0617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11840 Valley View Road, Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 828-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

1.	Credit Agreement

On June 1, 2006, in connection with the consummation of the acquisition by SUPERVALU INC. (“Supervalu”) of the core supermarket business historically operated by Albertson’s, Inc. (“Old Albertsons”) (the “Acquisition”), Supervalu entered into a Credit Agreement (the “Credit Agreement”) with various financial institutions and other persons from time to time parties thereto (collectively, the “Lenders”), The Royal Bank of Scotland plc, as the administrative agent for the Lenders, Bank of America, N.A., Citibank, N.A. and Rabobank International, as the co-syndication agents for the Lenders, Co-Bank, ACB and U.S. Bank National Association, as the co-documentation agents for the Lenders, and RBS Securities Corporation, as the sole lead arranger and sole book running manager. The initial borrowings under the Credit Agreement were made on June 2, 2006. The facility provided for under the Credit Agreement consists of a 5-year $2 billion secured revolving credit facility, a 5-year $750 million secured Term A loan, and a 6-year $1,250 million secured Term B loan. The Term A loan and borrowings under the revolving facility will carry an interest rate of LIBOR plus 150 basis points; the Term B loan will carry an interest rate of LIBOR plus 175 basis points. Mandatory principal payments of the Term A loan of 2.5% per quarter for the first four quarters, or $18.75 million, followed by payments of 3.75% per quarter, or about $28.1 million, are required, with the remaining $253.1 million due five years from the date of the initial borrowing. Mandatory principal payments of the Term B loan of 0.25% per quarter, or about $3.1 million, are required, with the remaining $1,175 million due six years from the date of the initial borrowing.

The description of the Credit Agreement contained herein is qualified in its entirety by reference to the Credit Agreement, a copy of which is included as Exhibit 4.1 to this report and is incorporated herein by reference.

2.	Amendments to Transaction Agreements

On June 2, 2006, Supervalu entered into an amendment (the “Separation Agreement Amendment”) to that Purchase and Separation Agreement, dated as of January 22, 2006, by and among Old Albertsons, New Albertson’s, Inc. (“New Albertsons”), Supervalu and AB Acquisition LLC (the “Separation Agreement”), amending certain provisions of the Separation Agreement relating to, among other things, the amounts payable under the Separation Agreement, reimbursements for change in control severance payments of certain employees and recaptured insurance premiums, and the allocation of assets among the parties to the Separation Agreement. The preceding discussion of the Separation Agreement Amendment is qualified in its entirety by reference to the text of the Separation Agreement and the Separation Agreement Amendment, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and which are incorporated by reference herein.

Also on June 2, 2006, Supervalu entered into an amendment (the “Drug APA Amendment”) to that Asset Purchase Agreement, dated as of January 22, 2006, by and among CVS Corporation, CVS Pharmacy, Inc., Old Albertsons, Supervalu, New Albertsons, and certain other sellers (the “Asset Purchase Agreement”), amending certain provisions of the Asset Purchase Agreement relating to, among other things, the merger of certain subsidiaries of New Albertsons, post-closing cash adjustments, equipment and inventory, and transfer taxes. The preceding discussion of the Drug APA Amendment is qualified in its entirety by reference to the text of the Asset Purchase Agreement and the Drug APA Amendment, which are filed as Exhibits 10.3 and 10.4 respectively, to this Current Report on Form 8-K and which are incorporated by reference herein.

The information set forth in Items 2.01 and 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

3.	New Albertsons Corporate Units

As a result of the Separation, on June 1, 2006, New Albertsons assumed the obligations associated with Old Albertsons’ debt securities issued under that Indenture, dated as of May 1, 1992, as supplemented (the “Indenture”), between Old Albertson’s and U.S. Bank Trust National Association, as successor trustee (the “Trustee”), pursuant to a Supplemental Indenture No. 2, dated as of June 1, 2006 (the “Supplemental Indenture”), among Albertsons LLC, formerly Old Albertsons, a Delaware limited liability company (“Albertsons LLC”), New Albertsons, and the Trustee.

As a result of the Separation and the Merger, New Albertsons assumed the obligations associated with Old Albertsons’ Corporate Units (the “Units”) pursuant to the following instruments (collectively, the “Assumption Documents”): (1) the Supplemental Indenture, (2) the First Supplement to the Purchase Contract Agreement, dated as of June 1, 2006, among Old Albertsons, New Albertsons and U.S. Bank Trust National Association as purchase contract agent (the “Agent”), supplementing that Purchase Contract Agreement, dated as of May 7, 2004 (the “Purchase Contract Agreement”), between Old Albertsons and the Agent, (3) the Second Supplement to the Purchase Contract Agreement, dated as of June 1, 2006, among Albertsons LLC, New Albertsons and the Agent, supplementing the Purchase Contract Agreement, (4) the Third Supplement to the Purchase Contract Agreement, dated as of June 2, 2006 (the “Third Supplement”), among New Albertsons, Supervalu and the Agent, supplementing the Purchase Contract Agreement, (5) the First Supplement to the Pledge Agreement, dated as of June 1, 2006, among Albertsons LLC, New Albertsons, U.S. Bank Trust National Association as collateral agent, custodial agent, securities intermediaries, and purchase contract agent (in such capacities, the “Pledge Agents”), supplementing that Pledge Agreement, dated as of May 7, 2004, between Old Albertsons and the Pledge Agents, and (6) the Assignment and Assumption Agreement, dated as of June 1, 2006, among Albertsons LLC, New Albertsons, and Banc of America Securities LLC, as remarketing agent (“BAS”), relating to that Remarketing Agreement, dated as of May 7, 2004, among Old Albertsons, BAS and the Agent.

In connection with New Albertsons assumption of obligations under the Units, Supervalu has agreed to issue and deliver shares of common stock, par value $1.00 per share, of Supervalu (“Supervalu Common Stock”) when the Units are settled in accordance with their terms. Pursuant to the Purchase Contract Agreement, upon consummation of the Merger, the consideration payable to holders of Units upon settlement is adjusted such that each holder will receive the kind and amount of securities, cash, and other property receivable in the Merger by holders of shares of common stock, par value $0.01 per share, of New Albertsons (“New Albertsons Common Stock”), based upon the settlement rate in effect at the time that such holder settles. In this case, holders of Units will receive on settlement cash and shares of Supervalu Common Stock in a ratio of $20.35 in cash to 0.182 shares of Supervalu Common Stock, such that the amount of cash combined with the adjusted applicable market value of the Supervalu Common Stock is equal to $25.00, provided that the per-share value of the merger consideration is within the “collar” of the Units (i.e., between $23.06 and $28.82). If the per-share value of the merger consideration is above or below the collar, holders of Units will receive the amount of cash and Supervalu Common Stock that would be received in the Merger by the holders of 0.8675 shares of New Albertsons Common Stock (if the value is above the collar), or by the holders of 1.0841 shares of New Albertsons Common Stock (if the value is below the collar). As of 3:06 a.m., Eastern Daylight Time, on June 2, 2006 (the “Effective Time”), the value of the consideration provided to New Albertsons stockholders in connection with the Merger was within the collar of the Units. In addition, the consummation of the Merger entitles holders of Units to elect a Cash Merger Early Settlement pursuant to the terms of the Units and of a notice sent to holders of Units within 5 business days after Effective Time.

The information in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference. The foregoing description of the Assumption Documents and the transactions provided for therein is qualified in its entirety by the text of (1) the Registration Statement on Form S-3 of Albertson’s, Inc. (Registration No. 333-113995) filed on April 28, 2004, as amended, and the exhibits thereto, which are filed as Exhibits 4.2 through 4.8 and 99.2 to this Current Report on Form 8-K and incorporated herein by reference, and (2) the Assumption Documents, which are filed as Exhibits 4.9 through 4.14 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 2, 2006, Emerald Acquisition Sub, Inc., a Delaware corporation (“Acquisition Sub”) and a wholly owned subsidiary of Supervalu, merged with and into New Albertsons. As a result of the transaction (the “Merger”), New Albertsons became a wholly-owned subsidiary of Supervalu.

As consideration for the Merger, stockholders of New Albertsons received $20.35 in cash and 0.182 shares of Supervalu Common Stock, par value $1.00 per share, in exchange for each share of New Albertsons Common Stock, that they held prior to the Merger. The Merger was completed in accordance with that Agreement and Plan of Merger, dated January 22, 2006, by and among Old Albertsons, New Albertsons, New Diamond Sub, Inc., Supervalu, and Acquisition Sub (the “Merger Agreement”), which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

To finance the acquisition, the sources of funds included approximately $546 million in cash on hand of Supervalu, approximately $2,000 million in debt financing provided pursuant to the Credit Agreement, approximately $135 million in cash on hand of New Albertson’s, Inc. and cash proceeds of the sales of the standalone drug store business and the non-core supermarket business historically operated by Old Albertsons pursuant to the Asset Purchase Agreement and the Purchase and Separation Agreement, respectively. The Merger and the associated transactions are described more fully in the joint Supervalu and New Albertsons Registration Statement on Form S-4 (Registration No. 333-132397) filed with the Securities and Exchange Commission (the “Commission”) on March 14, 2006, as amended on April 19, 2006, and April 28, 2006, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 8.01. Other Events

On June 2, 2006, Supervalu issued a press release announcing the consummation of the transactions contemplated by the Merger Agreement, the Purchase and Separation Agreement, and the Asset Purchase Agreement. The foregoing description is qualified in its entirety by the text of the press release, which is filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a)(4), the financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Form 8-K no later than August 18, 2006, the last business day within 71 calendar days after the required filing date for the relevant items of this Current Report.

(b) Pro Forma Financial Information.

Pursuant to Item 9.01(b)(2), the pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Form 8-K no later than August 18, 2006, the last business day within 71 calendar days after the required filing date for the relevant items of this Current Report.

(c) Not applicable.

(d) Exhibits. See the Index of Exhibits attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERVALU INC.

By:	/s/ Sherry M. Smith
Name: Sherry M. Smith
Title: Senior Vice President

Date: June 7, 2006

INDEX OF EXHIBITS

Number	Exhibit
2.1	Agreement and Plan of Merger, dated January 22, 2006, by and among Albertson’s Inc., New Aloha Corporation (n/k/a New Albertson’s, Inc.), New Diamond Sub, Inc., SUPERVALU INC., and Emerald Acquisition Sub, Inc. (incorporated herein by reference to Annex A of the Registration Statement on Form S-4 (Registration No. 333-132397-01) of SUPERVALU INC. and New Albertson’s, Inc., filed on April 28, 2006)

4.1	Credit Agreement, dated June 1, 2006, by and among SUPERVALU INC., The Royal Bank of Scotland PLC, Bank of America, Citibank, Rabobank International, Cobank, ACB, U.S. Bank National Association, and Various Financial Institutions and Other Persons from Time to Time Parties Hereto

4.2	Form of Corporate Unit (incorporated by reference to Exhibit 4.3 of the Registration Statement of Albertson’s, Inc. on Form S-3/A (Reg. No. 333-113995) filed on April 28, 2004)

4.3	Form of Treasury Unit (incorporated by reference to Exhibit 4.4 of the Registration Statement of Albertson’s, Inc. on Form S-3/A (Reg. No. 333-113995) filed on April 28, 2004)

4.4	Form of Senior Note (incorporated by reference to Exhibit 4.5 of the Registration Statement of Albertson’s, Inc. on Form S-3/A (Reg. No. 333-113995) filed on April 28, 2004)

4.5	Form of Supplemental Indenture (incorporated by reference to Exhibit 4.6 of the Registration Statement of Albertson’s, Inc. on Form S-3/A (Reg. No. 333-113995) filed with the SEC on April 28, 2004)

4.6	Form of Purchase Contract Agreement (incorporated by reference to Exhibit 4.7 of the Registration Statement of Albertson’s, Inc. on Form S-3/A (Reg. No. 333-113995) filed with the SEC on April 28, 2004)

4.7	Form of Remarketing Agreement (incorporated by reference to Exhibit 4.9 of the Registration Statement of Albertson’s, Inc. on Form S-3/A (Reg. No. 333-113995) filed with the SEC on April 28, 2004)

4.8	Form of Pledge Agreement (incorporated by reference to Exhibit 4.8 of the Registration Statement of Albertson’s, Inc. on Form S-3/A (Reg. No. 333-113995) filed on April 28, 2004)

4.9	Supplemental Indenture No. 2, among Albertson’s LLC, New Albertson’s, Inc. and U.S. Bank Trust National Association, as successor trustee, supplementing that Indenture, dated as of May 1, 1992, as supplemented, between Albertson’s, Inc. and the trustee

4.10	First Supplement to the Purchase Contract Agreement, among Albertson’s, Inc., New Albertson’s, Inc. and U.S. Bank Trust National Association as purchase contract agent, supplementing that Purchase Contract Agreement, dated as of May 7, 2004, between Albertson’s and U.S. Bank Trust National Association as purchase contract agent

4.11	Second Supplement to the Purchase Contract Agreement, among Albertson’s LLC, New Albertson’s, Inc. and U.S. Bank Trust National Association as purchase contract agent, supplementing that Purchase Contract Agreement, dated as of May 7, 2004, between Albertson’s and U.S. Bank Trust National Association as purchase contract agent

4.12	Third Supplement to the Purchase Contract Agreement, among New Albertson’s, Inc., SUPERVALU INC. and U.S. Bank Trust National Association as purchase contract agent, supplementing that Purchase Contract Agreement, dated as of May 7, 2004, between Albertson’s and U.S. Bank Trust National Association as purchase contract agent

4.13	First Supplement to the Pledge Agreement, among Albertson’s LLC, New Albertson’s, U.S. Bank Trust National Association as collateral agent, custodial agent, securities intermediaries, and purchase contract agent, supplementing that Pledge Agreement, dated as of May 7, 2004, between Albertson’s and U.S. Bank Trust National Association as collateral agent, custodial agent, securities intermediaries, and purchase contract agent

4.14	Assignment and Assumption Agreement, among Albertson’s LLC, New Albertson’s, and Banc of America Securities LLC, as remarketing agent, relating to that Remarketing Agreement, dated as of May 7, 2004, among Albertson’s, Banc of America Securities LLC, as remarketing agent, and U.S. Bank Trust National Association as purchase contract agent.

10.1	Purchase and Separation Agreement, dated January 22, 2006, by and among Albertson’s, Inc., New Albertson’s, Inc. SUPERVALU INC., and AB Acquisition Sub LLC (incorporated herein by reference to Exhibit 10.01 of the Form 8-K of SUPERVALU INC. filed with the SEC on January 22, 2006)

10.2	Amendment to Purchase and Separation Agreement, dated June 2, 2006, by and among Albertson’s LLC, New Albertson’s, Inc., SUPERVALU INC., and AB Acquisition LLC

10.3	Asset Purchase Agreement, dated January 22, 2006, by and among CVS Corporation, CVS Pharmacy, Inc., Albertson’s, Inc., SUPERVALU INC., New Albertson’s, Inc., and certain other sellers (incorporated herein by reference to Exhibit 10.02 of the Form 8-K of SUPERVALU INC. filed with the SEC on January 22, 2006)

10.4	Amendment to Asset Purchase Agreement, dated June 2, 2006, by and among CVS Corporation, CVS Pharmacy, Inc., Albertson’s, Inc., SUPERVALU INC., New Albertson’s, Inc., and certain other sellers

99.1	Registration Statement on Form S-4 of SUPERVALU INC. and New Albertson’s, Inc. (Registration No. 333-132397), filed on March 14, 2006, as amended on April 19, 2006, and April 28, 2006 (incorporated herein by reference)

99.2	Registration Statement on Form S-3 of Albertson’s, Inc. (Registration No. 333-113995) filed on April 28, 2004 (incorporated herein by reference)

99.3	Press Release dated June 2, 2006